SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
Reported): September 15, 2011

BMW VEHICLE OWNER TRUST 2011-A
 (Exact name of Issuing Entity as specified in its charter)

BMW FS SECURITIES LLC
(Exact name of Depositor as specified in its charter)

BMW FINANCIAL SERVICES NA, LLC
(Exact name of Sponsor as specified in its charter)

Delaware Delaware	333-159922-03 333-159922	Pending 22-2013053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road
                                                            Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

On or about September 21, 2011, BMW FS Securities LLC will transfer certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW Vehicle Owner Trust 2011-A (the “Trust”).  The Trust will grant a security interest in the Receivables to Citibank, N.A., and issue: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $314,300,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $392,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $442,000,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $101,700,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Indenture, Underwriting Agreement, Amended and Restated Trust Agreement, Owner Trust Administration Agreement, Sale and Servicing Agreement and Receivables Purchase Agreement (as listed below) to be executed in connection with the issuance of the Notes to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1      Underwriting Agreement dated September 14, 2011 among BMW Financial Services NA, LLC (“BMW FS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMW FS Securities LLC (the “Depositor”).

4.1      Indenture, to be dated as of August 1, 2011, between the Trust and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.1    Amended and Restated Trust Agreement, to be dated as of September 21, 2011, between the Depositor and Wilmington Trust, National Association, as owner trustee.

10.2    Owner Trust Administration Agreement, to be dated as of August 1, 2011, among BMW FS, as administrator, the Trust and the Indenture Trustee.

10.3    Sale and Servicing Agreement, to be dated as of August 1, 2011, among the Depositor, BMW FS, as seller, sponsor, servicer, administrator and custodian, the Trust and the Indenture Trustee.

10.4    Receivables Purchase Agreement, to be dated as of August 1, 2011, between the Depositor and BMW FS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE OWNER TRUST 2011-A

By: BMW Financial Services NA, LLC,
as Administrator

By: /s/ Ralf Edelmann
Name: Ralf Edelmann
Title: Treasurer

By: /s/ Martin Stremplat
Name: Martin Stremplat
Title: Vice President – Finance & CFO

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Ralf Edelmann
Name: Ralf Edelmann
Title: Treasurer

By: /s/ Martin Stremplat
Name: Martin Stremplat
Title: Vice President – Finance & CFO

Dated: September 15, 2011